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                                CIGNA FUNDS GROUP

SUPPLEMENT DATED JANUARY 3, 2000 TO THE
PROSPECTUS DATED MAY 1, 1999 FOR CIGNA MONEY
MARKET FUND RETAIL SERVICE CLASS

[A DOLLAR BILL GRAPHIC APPEARS IN THE BACKGROUND OF THE FOLLOWING TEXT]

Effective January 3, 2000 the following changes are effective:

  1. The name of the Fund is changed from CIGNA Money Market Fund to Money Market Fund.

  2. The name of the Retail Service Class is changed to the Retail Class.

  3. The 12b-1 fees are reduced from 0.35% to 0.25%.

  4. The total annual Fund operating expenses are reduced from 1.00% to 0.95%.

Accordingly, the Annual Fund Operating Expense Table and the Example appearing on Page 3 of the Prospectus are deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management fees...................................................0.35%

Distribution and service (12b-1) fees.............................0.25%

Other expenses....................................................0.41%

Total annual Fund operating expenses
   (before waivers)/1/............................................1.01%

Waiver of Fund expenses.........................................(0.06%)

Total annual Fund operating expenses
   (after waivers)/1/.............................................0.95%

/1/ CIGNA Investments has contractually agreed, until April 30, 2001, to waive management fees and reimburse the retail class of the Fund if and to the extent total Fund operating expenses exceed 0.95% of average daily net assets of this class of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the retail class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. The Example reflects the contractual expense limitation for the first year, and after does not reflect the expense limitation and assumes that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR               3 YEARS          5 YEARS             10 YEARS
     ------               -------          -------             --------

      $97                  $316              $553               $1,234